UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 18, 2015
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE. CUDAHY, WISCONSIN		53110
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Reference is made to the information set forth under the heading “Grants of Performance Restricted Stock Units” in Item 5.02 of this Current Report on Form 8-K. The disclosure contained under the heading “Grants of Performance Restricted Stock Units” in Item 5.02 and the information contained in Exhibit 10.26 attached hereto are hereby incorporated by reference in their entirety into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Determination of 2015 Base Salaries and Executive Incentive Plan for Named Executive Officers
Effective February 18, 2015, the compensation committee of our board of directors approved the 2015 base salaries and 2015 executive cash incentive plan for our named executive officers, Mark A. DiBlasi, Peter R. Armbruster, and Brian J. van Helden. The 2015 base salary increases will be effective as of February 15, 2015. Our compensation committee determined that our 2015 executive cash incentive plan for our named executive officers will be based on a company-wide EBIT (earnings before interest and taxes) goal that is consistent with our board-approved 2015 budget. Actual cash bonus payouts for 2015 performance will be determined by our compensation committee and paid in early 2016, and may be above or below target bonus levels.
The table below lists the 2015 base salaries and cash bonus levels for each of our named executive officers.

	2015	Annual Incentive Bonus Levels as % of Base Salary
	Base	80%	90%	100%	150%
Name	Salary	of Target(1)	of Target	of Target	of Target(2)
Mark A. DiBlasi	$527,000	30.0%	55.0%	80.0%	150.0%
Peter R. Armbruster	$325,000	25.0%	42.5%	60.0%	110.0%
Brian J. van Helden	$400,000	25.0%	42.5%	60.0%	110.0%

(1)
Represents the percentage of 2015 base salary that the named executive officer is eligible to receive if we achieve 80% of the EBIT target established by our board of directors. Bonuses will not be earned if EBIT is less than 80% of target.

(2)     Represents maximum potential bonus payout

Grants of Performance Restricted Stock Units
For 2015, our compensation committee determined to add a performance-based element to our long-term incentive program (the “PRU Program”). Under this program, performance-based restricted stock units (“PRUs”) are awarded to eligible employees, including our named executive officers. PRU awards are intended to reward employees to the extent we achieve specific pre-established financial performance goals. Implementation of this program represents an important step by our compensation committee to drive a pay-for-performance culture.
Under the PRU Program, a target number of PRUs is awarded at the beginning of each one-year performance period. The number of PRUs ultimately earned will range from zero to 1.4 times the target number depending on our performance during the period. Each PRU will be equal in value to one share of our common stock, and the PRUs earned will vest in four equal installments of 25% on the “performance determination date” (as defined below) and on each of March 1, 2017, 2018, and 2019. Recipients of PRU awards generally must remain employed by us on a continuous basis through the end of the relevant vesting period in order to receive any amount of the PRUs earned, except that recipients may be entitled to accelerated delivery of a portion of unvested PRUs in the case of the recipient’s death or disability, or upon a change in control.
Under the PRU Program, financial goals are set at the beginning of each fiscal year, and performance is reviewed at the end of that year. For 2015, the performance metric is company-wide EBITDA (earnings before interest, tax, depreciation, and amortization expense). The calculation of EBITDA will exclude non-cash compensation expense attributable to the PRU Program, acquisition transaction expenses, and the results of any acquisitions that we make during the year. The percentage to be applied to each recipient’s target number of PRUs ranges from zero to 140%, based upon the extent to which the performance goal is achieved. If we do not achieve a minimum level of approximately 91% of the EBITDA performance target for the year, the number of PRUs earned will be zero. If we achieve this minimum level of the EBITDA performance target for the year, a percentage

(ranging on a sliding scale from 40% to 140%) will be applied to the recipient’s target number of PRUs to determine the number of PRUs earned. If we achieve a maximum level of approximately 106% or more of the EBITDA performance target for the year, the number of PRUs earned will be 140% of the recipient’s target number of PRUs. As soon as practicable following the end of the one-year performance period, our compensation committee will determine and certify whether the minimum financial performance level has been achieved, the level of attainment of the performance goal, and the number of PRUs earned by each recipient of a PRU award (such date of determination, the “performance determination date”).
Effective February 18, 2015, our compensation committee approved the grant of PRUs to our named executive officers. Also effective February 18, 2015, our compensation committee set the PRU EBITDA minimum, target, and maximum goals for fiscal 2015. The following table sets forth the target dollar amount and target number of PRUs awarded to our named executive officers for 2015.

Name	Dollar Value	Number of PRUs(1)
Mark A. DiBlasi	$600,000	26,189
Peter R. Armbruster	$400,000	17,460
Brian J. van Helden	$450,000	19,642

(1)
The target number of PRUs awarded was calculated using a dollar value per share of $22.91, which was the 20-day trailing average closing sales price for our common stock as of the grant date. On February 18, 2015, the closing sales price for our common stock was $25.26.

The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the form of Performance Restricted Stock Unit Agreement, and is subject to and qualified in its entirety by reference to the form of Performance Restricted Stock Unit Agreement attached to this Current Report on Form 8-K as Exhibit 10.26.

Item 8.01.	Other Events.

Effective February 18, 2015, our compensation committee approved grants of restricted stock units ("RSUs") to our independent directors. The RSU grants are part of our previously disclosed plan to make equity-based awards to our independent directors in order to adjust director compensation levels to those customary for boards of directors for similarly situated companies. Effective February 18, 2015, we granted $55,000 of RSUs to each of our independent directors. Based upon the 20-day trailing average closing sales price for our common stock as of the grant date of $22.91, each of our independent directors received 2,401 RSUs. On February 18, 2015, the closing sales price for our common stock was $25.26.
Each RSU is equal in value to one share of our common stock, and the RSUs vest 25% on each of March 1, 2016, 2017, 2018, and 2019. Each independent director receiving RSU awards generally must remain a member of our board of directors through the end of the relevant vesting period in order to receive any amount of the RSUs covered by that award, except that recipients may be entitled to accelerated delivery of a portion of unvested RSUs in the case of the independent director’s death or disability, or upon a change in control.
The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the form of Restricted Stock Unit Agreement, and is subject to and qualified in its entirety by reference to the form of Restricted Stock Unit Agreement attached as Exhibit 10.20 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2011 and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.26	Form of Performance Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: February 24, 2015	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.26	Form of Performance Restricted Stock Unit Agreement